Exhibit 99.5

PURCHASE AGREEMENT, dated as of July 22, 2026, between JOHN DEERE CAPITAL CORPORATION, a Delaware corporation (the “Seller”), and JOHN DEERE RECEIVABLES LLC, a Nevada limited liability company (the “Purchaser”).

WHEREAS, Deere & Company and other affiliates of the Seller have purchased in the ordinary course of business certain agricultural and construction equipment retail installment sale and loan contracts secured by new and used agricultural, construction and forestry equipment and, in turn, have sold such contracts to the Seller on a daily basis pursuant to intercompany agreements; and

WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables (as hereinafter defined) are to be sold by the Seller to the Purchaser, which Receivables will be transferred by the Purchaser, pursuant to the Sale and Servicing Agreement (as hereinafter defined), to John Deere Owner Trust 2026-B (the “Trust”), which Trust will issue the Certificate representing an undivided interest in, and Class A-1 3.981% Asset Backed Notes, Class A-2A 4.30% Asset Backed Notes, Class A-2B Floating Rate Asset Backed Notes, Class A-3 4.50% Asset Backed Notes and Class A-4 4.61% Asset Backed Notes collateralized by, such Receivables and the other property of the Trust.

NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

Article I

CERTAIN DEFINITIONS

Capitalized terms not defined in this Agreement shall have the meaning set forth in the Sale and Servicing Agreement. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

“Affiliate” shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlled by” and “controlling” have meanings correlative to the foregoing.

“Agreement” shall mean this Purchase Agreement, as the same may be amended, modified or supplemented from time to time.

“Assignment” shall mean the document of assignment attached to this Agreement as Exhibit A.

“Basic Documents” has the meaning given to such term in the Indenture.

“Certificate” shall have the meaning assigned to the term “Certificate” in the Trust Agreement.

“Closing Date” shall mean July 22, 2026.

“Collections” shall mean all amounts collected by the Servicer (from whatever source other than any amounts collected in respect of dealer reserves) on or with respect to the Receivables other than Purchased Receivables and Liquidated Receivables.

“Indenture” shall mean the Indenture, dated as of July 22, 2026 between the Trust and U.S. Bank Trust Company, National Association, as indenture trustee, as the same may be amended, modified or supplemented from time to time.

“JDCC System” shall mean the technology system used by the Seller comprised of proprietary and third-party software, hardware and other related technology materials that permit the origination of electronic contracts entered into in connection with the sale of equipment and evidenced by a record or records consisting of information stored in an electronic medium and maintained in such system.

“Person” means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Preliminary Prospectus” shall mean the Preliminary Prospectus dated July 8, 2026 relating to the Notes.

“Prospectus” shall mean the Prospectus dated July 14, 2026 relating to the Notes.

“Purchaser” shall mean John Deere Receivables LLC, a Nevada limited liability company, and its successors and assigns.

“Receivable” shall mean any Contract listed on Schedule A (which Schedule may be in the form of a computer disc).

“Repurchase Event” shall have the meaning specified in Section 6.02.

“Sale and Servicing Agreement” shall mean the Sale and Servicing Agreement, dated as of July 22, 2026 among the Trust, the Purchaser and the Seller, as the same may be amended, modified or supplemented from time to time.

“Sales Branches” means the equipment sales branches and sales regions in the United States operated by Deere & Company, a Delaware corporation, and its wholly-owned subsidiaries.

“Schedule of Receivables” shall mean the list of Receivables annexed hereto as Schedule A (which Schedule may be in the form of a computer disc).

“Seller” shall mean John Deere Capital Corporation, a Delaware corporation, and its successors and assigns.

“UCC” means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

Article II

CONVEYANCE OF RECEIVABLES
Section 2.01Conveyance of Receivables. In consideration of the Purchaser’s delivery to or upon the order of the Seller of $781,382,157.15, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, whether now owned or hereafter acquired, without recourse (subject to the obligations herein):
(a)all right, title and interest of the Seller in and to the Receivables, and all monies due thereon after the Cut-off Date;
(b)the interest of the Seller in the security interests in the Financed Equipment granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Equipment;
(c)the interest of the Seller in any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Equipment or Obligors; and
(d)the proceeds of any and all of the foregoing.
Section 2.02The Closing. The sale and purchase of the Receivables shall take place at a closing (the “Closing”) at the offices of Kirkland & Ellis LLP, 333 West Wolf Point Plaza, Chicago, Illinois 60654 on the Closing Date, simultaneously with the closings under (a) the Sale and Servicing Agreement, (b) the Trust Agreement, dated July 21, 2026, between the Purchaser, as depositor, and Deutsche Bank Trust Company Delaware, as owner trustee, and (c) the Indenture.
Article III

REPRESENTATIONS AND WARRANTIES
Section 3.01Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date:
(a)Organization and Good Standing. The Purchaser is duly organized and validly existing in good standing under the laws of the State of Nevada, and has the power and authority to own its properties and to conduct the business in which it is currently engaged, and had at all relevant times, and has, the power, authority and legal right to acquire, own and sell the Receivables.
(b)Due Qualification. The Purchaser is duly qualified to do business as a limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualification.

(c)Power and Authority. The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement have been duly authorized by the Purchaser by all necessary limited liability company action.
(d)No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or limited liability company agreement of the Purchaser, or any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Sale and Servicing Agreement and the Indenture); nor violate any law or, to the best of the Purchaser’s knowledge, any order, rule or regulation applicable to the Purchaser of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.
(e)No Proceedings. There are no proceedings or investigations pending or, to the Purchaser’s best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties which (i) assert the invalidity of this Agreement, (ii) seek to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seek any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.
Section 3.02Representations and Warranties of the Seller.
(a)The Seller hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date:
(i)Organization and Good Standing. The Seller is duly organized and validly existing in good standing under the laws of the State of Delaware, and has the power and authority to own its properties and to conduct the business in which it is currently engaged, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.
(ii)Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser hereby and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action.
(iii)No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof neither conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Seller’s knowledge, any order, rule or regulation applicable to the Seller of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.
(iv)No Proceedings. To the Seller’s best knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties which (A) assert the invalidity of this Agreement, (B) seek to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seek any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.
(b)The Seller makes the following representations and warranties as to the Receivables on which the Purchaser relied in accepting the Receivables. The parties hereto acknowledge that the representations and warranties set forth below require the Seller to monitor conditions that it may not have the ability to monitor. Accordingly, wherever the Seller makes, or is deemed to make, a representation that it cannot monitor, such representation shall be made as if prefaced with the phrase “to the best of the Seller’s knowledge”; provided, however, that the determination as to whether a Repurchase Event has occurred pursuant to Section 6.02 shall be made without reliance on the phrase described above. Except as provided below, such representations and warranties speak as of the execution and delivery of this Agreement but shall survive the sale, transfer and assignment of the Receivables to the Purchaser and the subsequent assignments and transfers of the Receivables pursuant to the Sale and Servicing Agreement and pursuant to the Indenture:
(i)Characteristics of Receivables. Each Receivable (A) was originated in the United States of America by Deere & Company or John Deere Construction & Forestry Company (each, an “Originating Party” and collectively the “Originating Parties”) in the ordinary course of business or was originated by a Dealer and assigned to the Originating Parties in the ordinary course of business, in each case in connection with the retail sale by a Dealer of Financed Equipment in the ordinary course of such Dealer’s business, was fully and properly executed by the parties thereto, was purchased by the Seller from such Originating Parties under an existing agreement with the Originating Parties and was validly assigned by such Originating Parties to the Seller in accordance with its terms, (B) is secured by a validly perfected enforceable first priority purchase money security interest (as defined in the applicable UCC) in favor of the applicable Originating Party in the Financed Equipment, which security interest is assignable by the Seller to the Purchaser, by the Purchaser to the Issuing Entity and by the Issuing Entity to the Indenture Trustee and which security interest has priority over any security interest in the Financed Equipment granted in favor of the Seller or any of its affiliates, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security and (D) provides for fixed payments on a periodic basis, yields interest at a fixed rate or is non-interest bearing and is prepayable without premium or penalty at any time. The fixed payments provided for are sufficient to fully amortize the Amount Financed by maturity and pay finance charges at the Annual Percentage Rate over the original term of the Receivable.
(ii)Schedule of Receivables. The information set forth in Schedule A to this Agreement is true and correct in all material respects as of the opening of business on the Cut-off Date and no selection procedures believed to be adverse to the Noteholders or the Certificateholder were utilized in selecting the Receivables. The computer tape or disc regarding the Receivables made available to the Purchaser and its assigns is true and correct in all respects.
(iii)Compliance with Law. Each Receivable and the sale of the Financed Equipment complied at the time it was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable Federal, State and local laws and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, federal and state debt collection practices, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board’s Regulation B and other equal credit opportunity and disclosure laws.
(iv)Binding Obligations. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms, subject to bankruptcy, insolvency and other laws relating to the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). Such enforceability has not been and is not adversely affected by whether or not the Seller was or is qualified to do business in the State in which the Obligor was or is located.
(v)Security Interest in Financed Equipment. Immediately prior to the sale, assignment and transfer thereof, each Receivable shall be secured by a validly perfected first priority purchase money security interest (as defined in the applicable UCC) in the Financed Equipment in favor of the Seller as secured party or, in accordance with its customary standards, policies and servicing procedures, the Seller has taken all steps as are necessary to result in a validly perfected first priority purchase money security interest (as defined in the applicable UCC) in the Financed Equipment in favor of the Seller as secured party.
(vi)Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Equipment been released from the lien granted by the related Receivable in whole or in part. No Receivable is rescindable on the basis of whether or not the Seller is qualified to do business in the State in which the Obligor is located.
(vii)No Waiver. No provision of a Receivable has been waived.
(viii)No Amendments. No Receivable has been amended such that the amount of the Obligor’s Scheduled Payments has been increased except for (1) increases due to a payment date change, (2) increases resulting from the inclusion of any premium for forced-placed physical damage insurance covering the Financed Equipment, (3) increases resulting from the addition of finance charges for the deferral of Scheduled Payments, or (4) a payment schedule change agreed to by such Obligor.
(ix)No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable.
(x)No Liens. No liens or claims have been filed for work, labor or materials relating to any Financed Equipment that are liens prior to, or equal or coordinate with, the security interest in the Financed Equipment granted by the Receivable.
(xi)No Default. No Receivable has a payment that is more than 89 days overdue as of the Cut-off Date and, except as permitted in this paragraph, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred and is continuing; and (except for payment defaults continuing for a period of not more than 89 days) no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and the Seller has not waived and shall not waive any of the foregoing.
(xii)Insurance. The Seller, in accordance with its customary procedures, has determined that the Obligor has obtained physical damage insurance covering the Financed Equipment and under the terms of the Receivable, the Obligor is required to maintain such insurance.
(xiii)Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute an absolute and irrevocable sale of the Receivables from the Seller to the Purchaser and that the beneficial interest in and title to the Receivables not be part of the debtor’s estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. Immediately prior to the transfer and assignment herein contemplated, the Seller has good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests and rights of others and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests and rights of others; and the transfer has been perfected under the UCC.
(xiv)Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable or any Receivable under this Agreement, the Sale and Servicing Agreement or the Indenture is unlawful, void or voidable.
(xv)All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Purchaser a first perfected ownership interest in the Receivables have been made.
(xvi)One Original. (i) In the case of each Receivable constituting “tangible chattel paper” (as defined in Section 9-102(a)(78) of the UCC), there is only one original executed copy of each such Receivable and (ii) in the case of each Receivable constituting “electronic chattel paper” (as defined in Section 9-102(a)(31) of the UCC), the Servicer, as

custodian, has “control” within the meaning of Section 9-105 of the UCC of each such Receivable.
(xvii)Maturity of Receivables. Each Receivable has a scheduled maturity date not later than April 24, 2032; the weighted average remaining term of the Receivables is 41.41 months as of the Cut-off Date.
(xviii)Location of Receivable Files. The Receivable Files are kept at 6400 NW 86th Street, Johnston, Iowa 50131 (except that, in the case of any Receivable constituting “electronic chattel paper” (as defined in Section 9-102(a)(31) of the UCC), the “authoritative copy” (within the meaning of Section 9-105 of the UCC) of such Receivable is stored and maintained in the JDCC System).
(xix)Outstanding Principal Balance. As of the Cut-off Date, each Receivable has an outstanding principal balance of at least $500.
(xx)No Bankruptcies. No Obligor on any Receivable as of the Cut-off Date was noted in the related Receivable File as having filed for bankruptcy.
(xxi)No Repossessions. As of the Cut-off Date, no Financed Equipment securing any Receivable is in repossession status.
(xxii)Chattel Paper. Each Receivable constitutes either “electronic chattel paper” or “tangible chattel paper” within the meaning of Article 9 of the UCC of the State of Nevada and the State of Delaware or other applicable UCC.
(xxiii)U.S. Obligors. None of the Receivables is due from any Person which does not have a mailing address in the United States of America.
(xxiv)Agreement. The representations and warranties of the Seller in this Agreement are true.
(xxv)Payment Frequency. As of the Cut-off Date and as shown on the books of the Seller, Receivables having an aggregate balance equal to approximately 58.24% of the aggregate balance of all Receivables had annual scheduled payments; as of the Cut-off Date and as shown on the books of the Seller, Receivables having an aggregate balance equal to approximately 2.37% of the aggregate balance of all Receivables had semi-annual scheduled payments; as of the Cut-off Date and as shown on the books of the Seller, Receivables having an aggregate balance equal to approximately 0.50% of the aggregate balance of all Receivables had quarterly scheduled payments; as of the Cut-off Date and as shown on the books of the Seller, Receivables having an aggregate balance equal to approximately 36.66% of the aggregate balance of all Receivables had monthly scheduled payments; and as of the Cut-off Date and as shown on the books of the Seller, Receivables having an aggregate balance equal to approximately 2.23% of the aggregate balance of all Receivables had scheduled payments which occur at various intervals other than the intervals described above.

(xxvi)Interest Accruing. Each interest-bearing Receivable is, as of the Cut-off Date, accruing interest.
(xxvii)Certificate of Title. As of the Closing Date, the only states which may require a certificate of title in order to perfect a security interest in the Financed Equipment are Massachusetts and New Jersey, which respectively constitute approximately 0.10% and 0.38% of the initial aggregate balance of all Receivables, respectively.
(xxviii)Concentrations. As of the Closing Date, no single obligor represents more than 1.00% of the initial aggregate balance of all Receivables.
(xxix)Normal Course of Business. The Receivables were acquired by the Seller in accordance with its normal underwriting procedures.
(xxx)JDCC System. The JDCC System and all related policies and procedures, as described in the factual assumptions set forth in the opinion of Kirkland & Ellis LLP dated July 22, 2026 addressing the issue of perfection by control of electronic chattel paper, are true and correct.
(xxxi)In the case of the Receivables constituting “chattel paper” (as defined in Section 9-102(a)(11) of the UCC) or “electronic chattel paper” (as defined in Section 9-102(a)(31) of the UCC), the contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than Purchaser.
Article IV

CONDITIONS
Section 4.01Conditions to the Obligation of the Purchaser. The obligation of the Purchaser to purchase the Receivables is subject to the satisfaction of the following conditions:
(a)Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.
(b)Computer Files Marked. The Seller shall, at its own expense, on or prior to the Closing Date, indicate in its computer files that the Receivables have been sold to the Purchaser pursuant to this Agreement and shall deliver to the Purchaser the Schedule of Receivables certified by the Chairman, the President, a Vice President or the Treasurer of the Seller to be true, correct and complete.
(c)Documents to Be Delivered by the Seller at the Closing.
(i)The Assignment. At the Closing, the Seller will execute and deliver the Assignment. The Assignment shall be substantially in the form of Exhibit A hereto.

(ii)Evidence of UCC Filing. On or prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which it is required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, describing the Receivables and the other property included in the Owner Trust Estate as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Receivables to the Purchaser. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on or prior to the Closing Date.
(iii)Other Documents. At the Closing, the Seller shall deliver such other documents as the Purchaser may reasonably request.
(d)Other Transactions. The transactions contemplated by the Sale and Servicing Agreement to be consummated on the Closing Date shall be consummated on such date.
Section 4.02Conditions to Obligation of the Seller. The obligation of the Seller to sell the Receivables to the Purchaser is subject to the satisfaction of the following conditions:
(a)Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.
(b)Receivables Purchase Price. On the Closing Date, the Purchaser shall have delivered to the Seller the purchase price specified in Section 2.01.
Article V

COVENANTS OF THE SELLER

The Seller agrees with the Purchaser as follows; provided, however, that to the extent that any provision of this Article conflicts with any provision of the Sale and Servicing Agreement, the Sale and Servicing Agreement shall govern:

Section 5.01Protection of Right, Title and Interest.
(a)Filings. The Seller shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Purchaser in and to the Receivables and the other property included in the Owner Trust Estate to be promptly filed, and at all times to be kept, recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder to the Receivables and the other property included in the Owner Trust Estate. The Seller shall deliver to the Purchaser stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the purpose of this paragraph.

(b)Name Change. Within 15 days after the Seller makes any change in its name, identity, jurisdiction of organization or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Purchaser notice of any such change, and no later than 5 days after the effective date thereof, shall file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser’s interest in the property included in the Owner Trust Estate.
Section 5.02Other Liens or Interests. Except for the conveyances hereunder and pursuant to the Sale and Servicing Agreement, the Indenture and the other Basic Documents, the Seller will not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien on, any interest in, to and under the Receivables, and the Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables against all claims of third parties claiming through or under the Seller, any Sales Branch or any Dealer; provided, however, that the Seller’s obligations under this Section shall terminate upon the termination of the Trust pursuant to the Trust Agreement.
Section 5.03Jurisdiction of Incorporation, Chief Executive Office, etc. During the term of the Receivables, the Seller will maintain its (a) jurisdiction of incorporation in one of the States and (b) chief executive office in one of the States, except in each case Louisiana or Vermont.
Section 5.04Indemnification. The Seller shall indemnify the Purchaser for any liability as a result of the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties contained herein, other than the representations and warranties made pursuant to Section 3.02(b) for which the sole remedy shall be provided by Section 6.02; provided, however, that the remedy provided by Section 6.02 shall not apply to the representations and warranties contained in Section 3.02(b)(xxiv) and (xxv); and provided further that the Seller shall indemnify the Purchaser for any liability arising from a breach of Section 3.02(b)(iii). These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.
Article VI

MISCELLANEOUS PROVISIONS
Section 6.01Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.
Section 6.02Repurchase Events. The Seller hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Indenture Trustee, the Noteholders, the Owner Trustee and the Certificateholder that as of the last day of the second month following the discovery by or notice to the Seller of the occurrence of a breach of any of the Seller’s representations and warranties contained in Section 3.02(b) (other than the representations and warranties contained in subsections 3.02(b)(xxiv) and (xxv)) in respect of a Receivable shall constitute an event obligating the Seller to repurchase such Receivable (“Repurchase Event”), at the Purchase Amount from the Purchaser or from the Trust. The repurchase obligation of the

Seller shall constitute the sole remedy to the Purchaser, the Indenture Trustee, the Noteholders, the Owner Trustee or the Certificateholder against the Seller with respect to any Repurchase Event.

Section 6.03Purchaser Assignment of Repurchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to the Seller all the Purchaser’s right, title and interest in and to such Receivables, and all security and documents relating thereto.
Section 6.04Trust. The Seller acknowledges and agrees that (a) the Purchaser will, pursuant to the Sale and Servicing Agreement, sell the Receivables to the Trust and assign its rights under this Agreement to the Trust, (b) the Trust will, pursuant to the Indenture, assign such Receivables and such rights to the Indenture Trustee and (c) the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including under Section 6.02, are intended to benefit the Trust, the Certificateholder and the Noteholders. The Seller hereby consents to all such sales and assignments.
Section 6.05Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Seller and the Purchaser, without the consent of the Noteholders or the Certificateholder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholder; provided, however, that such amendment will not materially and adversely affect the interest of any Noteholder or the Certificateholder; provided further that 10 days’ (or, in the case of Fitch, 10 Business Days’) prior written notice of any such amendment be made available to each Rating Agency by the Administrator and, if Moody’s notifies the Owner Trustee that such amendment will result in a downgrading or withdrawal of the then current rating of any class of the Notes, such amendment shall become effective with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes; provided further that any solicitation of such consent shall disclose the downgrading or withdrawal that would result from such amendment. This Agreement may also be amended by the Seller and the Purchaser, with prior written notice made available to the Rating Agencies by the Administrator, with the consent of the Holders of Notes evidencing at least a majority in the Outstanding Amount of the Notes and the holder of the Certificate for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholder; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of Noteholders or the Certificateholder or (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment or eliminate the consent of the Certificateholder, without the consent of the holders of all the outstanding Notes and the holder of the Certificate.
Section 6.06Accountants’ Letters. (a) The Independent Public Accountant (as defined in Section 6(d) of the Underwriting Agreement) will review the characteristics of the Receivables described in the Schedule of Receivables set forth as a Schedule hereto and will compare those characteristics to the information with respect to the Receivables contained in the Preliminary Prospectus and the Prospectus; (b) the Seller will cooperate with the Purchaser and the Independent Public Accountant in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in clause (a) above and to deliver the letters required of them under the Underwriting Agreement; and (c) the Independent Public Accountant will deliver to the Purchaser a letter, dated the date of the Prospectus, in the form previously agreed to by the Seller and the Purchaser, with respect to the financial and statistical information contained in the Preliminary Prospectus and the Prospectus and with respect to such other information as may be agreed in the form of letter.

Section 6.07Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement or the Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.
Section 6.08Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to John Deere Capital Corporation, P.O. Box 5328, Madison, Wisconsin, 53705-0328, Attention: Manager (800-438-7394), and in each case, with a copy to Deere & Company, One John Deere Place, Moline, Illinois 61265, Attention:  Treasury Department, Assistant Treasurer, (309) 748-5252; (b) in the case of the Purchaser, to John Deere Receivables LLC, P.O. Box 5328, Madison, Wisconsin, 53705-0328, Attention: Manager (800-438-7394), and in each case, with a copy to Deere & Company, One John Deere Place, Moline, Illinois 61265, Attention:  Treasury Department, Assistant Treasurer, (309) 748-5252; (c) in the case of Moody’s, to Moody’s Investors Service, Inc., ABS Monitoring Department, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007; and (d) in the case of Fitch, to Fitch Ratings, Inc., 33 Whitehall Street, New York, New York 10004, Attention:  ABS Surveillance; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.
Section 6.09Costs and Expenses. The Seller will pay all expenses incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser’s right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder.
Section 6.10Representations of the Seller and the Purchaser. The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.02.
Section 6.11Confidential Information. The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser’s rights hereunder, under the Receivables, under the Sale and Servicing Agreement or under the Indenture or any other Basic Document or as required by any of the foregoing or by law.
Section 6.12Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

Section 6.13GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
Section 6.14Electronic Signatures; Counterparts. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act, and this Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature;  (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC, in each case to the extent applicable (collectively, “Signature Law”). Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument.  For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of securities when required under the UCC or other Signature Law due to the character or intended character of the writings.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the date and year first above written.

JOHN DEERE RECEIVABLES LLC

By:
Name:
Title:

JOHN DEERE CAPITAL CORPORATION

By:
Name:
Title:

Exhibit A

ASSIGNMENT

For value received, in accordance with the Purchase Agreement dated as of July 22, 2026 (the “Purchase Agreement”) between the undersigned and John Deere Receivables LLC (the “Purchaser”), the undersigned does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse, (i) all right, title and interest of the undersigned in and to the Receivables and all monies due thereon after the Cut-off Date; (ii) the interest of the Seller in the security interests in the Financed Equipment granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Equipment; (iii) the interest of the Seller in any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Equipment or Obligors; and (iv) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Receivables, Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement and is to be governed by the Purchase Agreement.

Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of _____________, 2026.

JOHN DEERE CAPITAL CORPORATION

By:
Name:
Title:

SCHEDULE A

Schedule of Receivables

Documents on file at:

Kirkland & Ellis LLP

333 West Wolf Point Plaza

Chicago, Illinois 60654